UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 26, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective August 26, 2015, Authentidate Holding Corp. received loan proceeds in the aggregate amount of $400,000 from two separate lenders, MKA 79 LLC and Lazarus Investment Partners LLLP. As evidence of the loans, Authentidate issued a promissory note to each of the lenders.

The form of note issued is included as an exhibit to this Form 8-K report. The description of the terms and conditions of the notes contained in this Form 8-K does not purport to be complete and is qualified in its entirety by the full text of the form of the note.

The loans bear interest at 20% per annum, payable in arrears, and are due upon the earlier of (i) August 26, 2016 or (ii) within 30 days of the closing of the contemplated acquisition, merger or similar transaction with (A) Peachstate Health Management, LLC (d/b/a AEON Clinical Laboratories) as described in the Borrower’s Form 8-K, as filed with the Securities and Exchange Commission on August 25, 2015, or a similar alternative acquisition, merger or similar transaction with an unaffiliated third party or (iii) the closing of a sale of equity or debt securities of the Company, or series of closings, as part of the same transaction, of equity or debt securities within a period of 90 days, in the gross amount of at least $5,000,000 in cash proceeds.

The notes are neither secured by any assets nor convertible into equity securities of Authentidate.

Further, the holders have the right, at their option, to convert interest and principal due on the note into any alternative financing that may be undertaken by Authentidate while the notes are outstanding.

MKA 79 LLC is an entity affiliated with David Luce, who is a member of the Board of Directors of Authentidate. Lazarus Investment Partners LLP is the beneficial owner of approximately 29.4% of the Company’s common stock and has previously lent funds to Authentidate.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Form of Promissory Note dated as of August 26, 2015 in the principal amount of $200,000.

Authentidate Holding Corp.

Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Ian C. Bonnet
	Name:	Ian C. Bonnet
	Title:	Chief Executive Officer and President

Date: August 28, 2015

Exhibit 10.1

Form of Promissory Note, dated as of August 26, 2015 in the principal amount of $200,000